UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2011

TRANSOCEAN LTD.

(Exact name of registrant as specified in charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland		CH-1214
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Transocean Ltd. (the “Company”) announced, that in anticipation of participating in industry conferences and meetings with investors in September 2011, it has posted its most recent Company presentation on its website at www.deepwater.com in the “Presentations” subsection of the “News and Events” section.

The Company also announced that Steven L. Newman, President and Chief Executive Officer of the Company, will address attendees at the Barclays Capital CEO Energy-Power Conference in New York, New York on Wednesday, September 7, 2011, at 8:25 a.m., EDT.

The press releases announcing the presentation’s availability and the Company’s participation in the upcoming conference are attached hereto as Exhibits 99.1 and 99.2, respectively, and the updated Company presentation is attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 30, 2011.

99.2	Press Release dated August 30, 2011.

99.3	Company Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: August 30, 2011	By:	/s/ Heather G. Callender
Heather G. Callender
Associate General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated August 30, 2011.

99.2	Press Release dated August 30, 2011.

99.3	Company Presentation.